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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

FILED BY THE REGISTRANT /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT / /

Check the appropriate box:
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[ ] Preliminary proxy statement                     [ ] Confidential, For Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Rule 14a-12
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                       INKINE PHARMACEUTICAL COMPANY, INC.
                (Name of registrant as specified in its charter)

    (Name of person(s) filing proxy statement, if other than the registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    [x] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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The following is a form of memorandum distributed on August 17, 2005 to holders of outstanding options and restricted stock awards:

MEMORANDUM

TO:         Holders of Outstanding Options and Restricted Stock Awards

FROM:       InKine Pharmaceutical Company, Inc.

DATE:       August 17, 2005

SUBJECT:    Effect of Merger on Stock Options and Restricted Stock Awards
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As you know, InKine Pharmaceutical Company, Inc. ("InKine"), Salix
Pharmaceuticals, Ltd. ("Salix") and a subsidiary of Salix have entered into an agreement and plan of merger. If the merger is completed, the subsidiary will be merged with and into InKine and each outstanding share of InKine common stock will be converted into the right to receive a number of shares of Salix common stock based on the exchange ratio described in more detail below.

It is expected that the merger will be completed at some time in the September to November time frame. The actual date on which the merger is completed is referred to as the "Closing Date."

We have described below how your InKine stock options and InKine restricted stock will be affected by the merger.

Stock Options

You may currently hold outstanding options to purchase common stock of InKine, both vested and unvested, either granted pursuant to an individual agreement or under one or more InKine stock option plans, i.e., the 1993 Stock Option Plan, the 1997 Consultant Stock Option Plan, the 1999 Equity Compensation Plan and the 2004 Equity Compensation Plan (collectively, the "Option Plans"). Options granted under the 1999 Plan and the 2004 Plan that are not vested will become 100% vested upon shareholder approval of the merger. Outstanding options granted under the 1993 Plan and the 1997 Plan will become 100% vested as of the Closing Date. Options granted pursuant to individual agreements (and not under an Option
Plan) vest according to the terms of the agreement.

In general, pursuant to the terms of the merger agreement, all options that remain outstanding immediately prior to the merger will be assumed by Salix and converted into stock options to purchase Salix common stock. The conversion of such stock options will be based on the "exchange ratio" described in the merger agreement. Specifically, the exchange ratio will be determined by dividing $3.55 by the "market price" per share of Salix's common stock. Market price will be determined by the average closing price per share of Salix stock on the Nasdaq National Market for the forty trading days ending with the date that is two trading days prior to the Closing Date, except that if this average is greater than $20.44 then the exchange ratio will be 0.1737, and if this average is less than $16.00 then the exchange ratio will be 0.2219. The assumption and conversion of the stock options is subject in all respects to the terms of the merger agreement.


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After the Closing Date, your outstanding stock options will be converted into stock options to purchase Salix common stock. The number of shares subject to your new Salix options will be equal to the number of shares of InKine common stock issuable upon the exercise of your outstanding InKine stock options immediately prior to the completion of the merger, multiplied by the exchange ratio (rounded down to the nearest whole number of shares of Salix common stock). The exercise price for the shares of Salix common stock subject to your Salix stock option will be equal to the amount determined by dividing the exercise price per share of InKine common stock at which your InKine stock option was exercisable immediately prior to the completion of the merger by the exchange ratio (rounded up to the nearest whole cent). The following example demonstrates the conversion of InKine stock options to Salix stock options after the Closing Date:

EXAMPLE - Prior to completion of the merger, employee has an option to purchase 500 shares of InKine common stock under the Option Plans at an exercise price per share of $3.00. Employee does not exercise any portion of his option prior to the Closing Date. Assume the exchange ratio is determined to be 0.20. After the Closing Date, employee's InKine stock option will be converted as follows:

Employee will have an option to purchase 100 shares of Salix common stock (500 x 0.2). The exercise price per share for this option will be $15.00 per share ($3.00/0.2).

Except as described above, your stock options will continue to have, and be subject to, the same terms and conditions as applied to such stock options immediately prior to the Closing Date, including, but not limited to, exercisability and option term.

Prior to the Closing Date, you may exercise vested options pursuant to normal option exercise procedures. The accelerated vesting of unvested options is contingent upon shareholder approval of the merger, so if you elect to exercise those options, you should complete a notice of exercise and deliver the exercise price and the applicable tax withholding amount in the form of a check payable to InKine no later than September 5, 2005, and InKine will process the exercise effective immediately after shareholder approval of the merger.

Please note that you are NOT required to exercise any of your options prior to the completion of the merger. If you do not exercise your options, when the merger is completed, your options will be automatically converted into Salix options as described above.


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Restricted Stock

You may currently hold both vested and unvested restricted stock awards granted under the 2004 Plan. Restricted stock that was not vested as of June 23, 2005 will become 100% vested upon shareholder approval of the merger. Pursuant to the terms of the merger agreement, restricted stock will be assumed by Salix and converted into shares of Salix common stock based on the exchange ratio described in the merger agreement, as described above.

Questions

If you have any questions about this notice or the effect of the merger on your stock options or restricted stock, please call Ed Smith at 215-283-6853.

In connection with the merger between Salix and InKine, Salix has filed with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. INVESTORS AND SECURITY HOLDERS OF SALIX AND INKINE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SALIX, INKINE AND THE MERGER. The joint proxy statement/prospectus and other relevant materials, and any other documents filed by Salix or InKine with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Salix by directing a request to:
Salix Pharmaceuticals, Ltd., 1700 Perimeter Park Drive, Morrisville, North Carolina 27560, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by InKine by contacting InKine Pharmaceutical Company, Inc., 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422, Attn: Investor Relations

Salix, InKine and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Salix and shareholders of InKine in favor of the merger. Information about the executive officers and directors of Salix and their ownership of Salix common stock is set forth in the proxy statement for Salix's 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2005. Information about the executive officers and directors of InKine and their ownership of InKine common stock is set forth in the proxy statement for InKine's 2005 Annual Meeting of Shareholders, which was filed with the SEC on May 2, 2005. Investors and holders of Salix and InKine common stock may obtain more detailed information regarding the direct and indirect interests of Salix, InKine and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger.